Exhibit 10.1

SALE OF GOVERNMENT PROPERTY AMENDMENT OF INVITATION FOR BIDS/MODIFICATION OF CONTRACT 6.THIS BLOCK APPLIES ONLY TO AMENDMENTS OF INVITATIONS FOR BIDS The above numbered invitation for bids is amended as set forth in Item 9. Bidders must acknowledge receipt of this amendment unless indicated otherwise in Item 11 prior to fhe hour and date specified In the Invitation for bids, or as amended, by one of the fof!owing methods: · (a) By signing and returning copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the bid submitted; or (c) By separate letter or telegram which includes a reference to the invitation for bfds and.amendment number. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFJED MAY RESULT IN REJECTION OF YOUR BID. If by virtue of this amendment you desire to change a bid already submitled, such change may be made by telegram or letter, proVided such telegram or Jetter makes reference to the Invitation for bids and this amendment, and is received prior to the opening hour and date specified. 7. ACCOUNTING AND APPROPRIATION DATA (Jf required) 8.THIS APPLIES ONLY TO MODIFICATION OF CONTRACTS This Supplemental Agreement is entered lnlo pursuant !u authorl!y of MutualAgreementfor Contract 14"0091-0002 9.DESCRIPTION OF AMENDMENT/MODIFICATION (Except as provided below nH terms and condfrlons of!M document refererlced in f!em 5 remain in ftlll fotce and effecQ Whereas Contract 14-0001"0002 was entered into on July 25, 2014 by and between the United States of America, hereinafter referred to as the GOVERNMENT, and Liquidity Services, Incorporated, hereinaffer referred to as the CONTRACTOR, and whereas the contract involved property as described in Invitation For Bid (IFB) 14-0001-0002: 0 IS NOT EXTENDED, D IS EXTENDED UNTIL THE HOUR AND DATE FOR RECEIPT OF BIDS O'CLOCK M (LOCAL TIME) DATE I ---16.UNIT 'I AUTHORIZED FOR LOCAL REPRODUCTION Pnwlous edi!\on is usable STANDARD FORM 1140 (REV.1-94) Prescribed by GSAFPMR (41 CPR) 101-45.3, I 10, BIDDER/PURCHASE NAME AND ADDRESS (lnofude ZIP Code) Liquidity Services, Incorporated 1920l Street, NW, 6th Floor Washington, DC 20036 11.0 BIDDER IS NOT REQL'JRED TO SIGN THIS DOCUMENT j)g PURCHASER IS REQlJJRED TO SIGN THIS DOCUMENT AND RETURN ORIGINAL AND0COPIES TO THE ISSUING OFACE 12 BY SIGNAYUJ<el'OR· 7 /'4 BY_) (Signaluro L Jffi(Jnature ofpetson autholized to sign) 13.NAME AND TITLE OF SIGNER (Type orptinf) . l'HQMAS E!VFffilN JJ'""-JJ. D CLI Executive Vice President 14.DATE SIGNED 12/06/2016 16.NAME OF CONTRACTJNG.OFFJGER (Type or print) REBECCA BELLINGER 17.DATE SIGNED 12/06/2016 1. AMENDMENT TO INVITATION FOR BIDS NO.: 2. EFFECTIVE DATE 12/06/2016 PAGE iOF2 PAGES SUPPLEMENTAL AGREEMENT NO.: 3.JSSUEDBY DLA Disposition Services National Sales Office 74 North Washington Street Battle Creek, Ml 49017-3092 1 4.NAME AND ADDRESS WHERE BIDS ARE RECEIVED 5. 0 AMENDMENT OF INVITATION FOR BIDS No. {See Item 8) DATED MODIFICATION OF CONTRACT NO.{See Item 8) DATED 07/25/2014

CONTRACT NUMBER 14-0001-0002
Supplemental Agreement 1
Page 2

WHEREAS, certain DLA Disposition Services assets that have been determined no longer needed by the Government may result in a sales transaction that is conducted by the DLA Disposition Services Sales Office.

WHEREAS, ARTICLE FOUR: Contract Performance, Section 1 – Performance Period states: Subject to the early cancellation option provisions and the Termination for Convenience of the Government provisions, the Government shall provide property for a twenty-four (24) month period from the date of the initial delivery order to Contractor. DLA DISPOSITION SERVICES may exercise four one-year options to extend the performance period for up to an additional forty-eight (48) months based on Government requirements. The Government may extend the term of this contract by providing written notice to the Contractor within 120 calendar days of contract end. The preliminary notice does not commit the Government to an extension. If the Government exercises this option, the extended contract shall be considered to include this option clause.

NOW THEREFORE, it is mutually agreed between the Government and the Contractor hereto that the following changes are in effect:

ARTICLE FOUR: Contract Performance, Section 1 – Performance Period states: Subject to the early cancellation option provisions and the Termination for Convenience of the Government provisions, the Government shall provide property for a twenty-four (24) month period from the date of the initial delivery order to Contractor. DLA DISPOSITION SERVICES may exercise four one-year options to extend the performance period for up to an additional forty-eight (48) months based on Government requirements. The Government may extend the term of this contract by providing written notice to the Contractor within 120 calendar days of contract end. The preliminary notice does not commit the Government to an extension. If the Government exercises this option, the extended contract shall be considered to include this option clause. Based on Government requirements, DLA Disposition Services has determined it is in the best interest of the Government to exercise the first one-year option for this contract extending performance to December 14, 2017.

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